EQUITY (Details) - USD ($) $ / shares in Units, $ in Thousands	1 Months Ended	9 Months Ended
	Feb. 29, 2020	Sep. 30, 2020	Sep. 30, 2019
Equity
Net proceeds		$ 36,147	$ 13,966
ADS | 2020 U.S. Public Offering
Equity
Number of ordinary shares issued	2,927,267
Number of shares per ADSs	30
Share issued price per share	$ 13.75
Gross proceeds	$ 40,250
Net proceeds	35,700
Underwriting discounts and commissions	2,800
Offering expense	$ 1,800